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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of earliest event reported: April 14, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


   British Columbia, Canada              000-17082                   N/A
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(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
      of Incorporation)                   Number)            Identification No.)



             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 8, 2005, the Board of Directors of QLT Inc. appointed Cameron Nelson to serve as acting Chief Financial Officer and principal financial and accounting officer of QLT effective April 15, 2005. On April 14, 2005, QLT agreed to a new compensation arrangement with Mr. Nelson.

     Effective April 15, 2005, when Mr. Nelson commences employment as QLT's acting Chief Financial Officer, Mr. Nelson will receive an annual salary of $215,050 and be eligible to participate in QLT's cash incentive compensation plan with a potential bonus of 25% of his base salary. Mr. Nelson will also be eligible to participate in QLT's stock option plan.

     In the event that QLT terminates Mr. Nelson's employment without cause, he is entitled to six months' notice or pay in lieu of notice equal to (a) six months' base salary plus one additional month's base salary for each year of service with QLT, (b) payment of salary and bonus earned to the date of termination and (c) an amount to compensate him for lost benefits during the notice period.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On April 8, 2005, the Board of Directors of QLT Inc. appointed Cameron Nelson to serve as acting Chief Financial Officer and principal financial and accounting officer of QLT effective April 15, 2005. The description of Mr. Nelson's compensation arrangement is hereby incorporated by reference from Item
1.01 above.

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                                    SIGNATURE

Pursuant to the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QLT INC.
                                  (Registrant)


                                  By: /s/ Paul Hastings
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                                      President and Chief Executive Officer


Dated: April 14, 2005